Exhibit 99.1

FOR IMMEDIATE RELEASE

CONTACT:

Meg Maise (Corporate Press/Investor Relations)

Take-Two Interactive Software, Inc.

(646) 536-2932

meg.maise@take2games.com

Take-Two Interactive Software, Inc. Reports

Third Quarter Fiscal 2009 Financial Results

New York, NY — September 1, 2009 — Take-Two Interactive Software, Inc. (NASDAQ:TTWO) today announced financial results for its third quarter ended July 31, 2009.

Net revenue for the third fiscal quarter was $138.6 million, compared to $433.8 million for the same quarter of fiscal 2008, which benefited from the post-launch performance of Grand Theft Auto IV, the blockbuster title that surpassed all-time records for the launch of an entertainment property. Third quarter fiscal 2009 sales were led by catalog titles, including Grand Theft Auto IV, along with The BIGS 2™ and Major League Baseball® 2K9.

Net loss for the third quarter was $55.5 million or $0.72 per share, compared to net income of $51.8 million or $0.67 per share in the third quarter of fiscal 2008.

The third quarter results include $4.6 million in stock-based compensation expense ($0.06 per share) and $0.4 million in professional fees and expenses related to unusual matters ($0.01 per share). Results for the third quarter of 2008 included $12.6 million in stock-based compensation expense ($0.16 per share) and $7.2 million in professional fees and expenses related to unusual matters, as well as business reorganization costs ($0.09 per share).

Non-GAAP net loss was $50.4 million or $0.66 per share in the third quarter of fiscal 2009, compared to non-GAAP net income of $71.5 million or $0.93 per share in the third quarter of 2008.  (Please refer to Non-GAAP Financial Measures and reconciliation tables included later in this release for additional information and details on non-GAAP items).

For the nine months ended July 31, 2009, net revenue was $625.1 million, compared to $1,214.1 million for the same period a year ago, which included the release and strong post-launch performance of Grand Theft Auto IV. Net loss for the first nine months of fiscal 2009 was $115.9 million or $1.51 per share, compared to net income of $112.1 million or $1.48 for the 2008 period. Results for the first nine months of fiscal 2009 include $16.1 million in stock-based compensation expense ($0.21 per share) and $7.1 million in professional fees and expenses related to unusual matters ($0.09 per share). Results for the first nine months of fiscal 2008 included $31.1 million in stock-based compensation expense ($0.41 per share) and $13.5 million in professional fees and expenses related to unusual matters, as well as business reorganization costs ($0.18 per share).

Non-GAAP net loss was $92.7 million or $1.21 per share in the first nine months of 2009, compared to non-GAAP net income of $156.6 million or $2.07 per share in the comparable period of 2008.  (Please refer to Non-GAAP Financial Measures and reconciliation tables included later in this release for additional information and details on non-GAAP items).

Business Highlights

Among the recent developments, Take-Two noted the following:

•                  Take-Two completed a $138 million convertible debt offering.

•                  Rockstar Games announced Agent, a new wholly owned intellectual property being developed exclusively for the PLAYSTATION®3 system by Rockstar North.

•                  2K Sports secured a multi-year license to develop an online version of the NBA simulation game in China, Taiwan, South Korea and Southeast Asia; and announced a partnership with Tencent Holdings Limited, one of China’s leading online game operators, to co-develop and distribute NBA 2K Online in China.

•                  2K Games launched its celebrated Sid Meier’s Civilization® Revolution™ for iPhone™ and iPod® touch.

Financial Guidance

Take-Two’s guidance for the fourth fiscal quarter and fiscal year ending October 31, 2009 is provided below.

	Fourth quarter ending 10/31/2009	Fiscal year ending 10/31/2009
Revenue	$350 to $375 million	$0.975 to $1.0 billion

Non-GAAP EPS	$0.30 to $0.35	$(0.81) to $(0.87)

Stock-based compensation expense per share (a)	$0.08	$0.30

Expenses related to unusual legal matters per share	$0.01	$0.10

(a) The Company’s stock-based compensation expense for the fourth quarter and fiscal year 2009 includes the cost of approximately 2 million stock options and 1.5 million shares previously issued to ZelnickMedia that are subject to variable accounting. Actual expense to be recorded in connection with these options and shares is dependent upon several factors, including future changes in Take-Two’s stock price.

Key assumptions and dependencies underlying the Company’s guidance include continued consumer acceptance of the Xbox 360® video game and entertainment system from Microsoft, PLAYSTATION®3 computer entertainment system and Wii™ home video game system from Nintendo; the ability to develop and publish products that capture market share for these current generation systems while continuing to leverage opportunities on certain prior generation platforms; as well as the timely delivery of the titles detailed in this release.

Product Releases

The following titles shipped during the third quarter of fiscal 2009:

Title	Platform

Birthday Party Bash	Wii
The BIGS™ 2	Multiple platforms
Sid Meier’s Civilization IV®: The Complete Edition	Games for Windows®

Following are the key titles planned for release in the fourth quarter of fiscal 2009:

Title	Platform

Borderlands™	Xbox 360, PS3, PC
Grand Theft Auto: Chinatown Wars	PSP, iPhone, iPod touch
Grand Theft Auto: Episodes from Liberty City	Xbox 360
Grand Theft Auto: The Ballad of Gay Tony	Xbox LIVE® (downloadable episode)
NBA® 2K10	Multiple platforms
NHL® 2K10	Multiple platforms
Rockstar Games and Timbaland present Beaterator	PSP, iPhone, iPod touch

Take-Two’s lineup of key titles announced to date for fiscal 2010 includes:

Title	Platform

BioShock® 2	Xbox 360, PS3, PC
Mafia® II	Xbox 360, PS3, PC
Max Payne 3	Xbox 360, PS3, PC
Red Dead Redemption	Xbox 360, PS3

Management Comment

“We remain focused on our core strategy of delivering high quality interactive entertainment experiences and exceptional value through our catalog of proven titles. While the economy and retail environment continue to be challenging, we are optimistic that ‘must have’ triple-A and value products will be key drivers this holiday season. That said, we are maintaining a prudent approach to our business outlook for the remainder of this year and as we head into fiscal 2010. We will continue to invest our resources in initiatives that will enhance our industry-leading creativity and innovation,” said Strauss Zelnick, Chairman of Take-Two.

Ben Feder, Chief Executive Officer of Take-Two, noted, “Our strong lineup for the balance of this year includes a broad array of titles that we believe will appeal to both hard core and casual gamers. Anchored by several new titles from our blockbuster Grand Theft Auto series and the latest installment of our #1-rated NBA 2K franchise, our holiday portfolio will also feature Borderlands, a genre-defining new intellectual property. Looking ahead, we will continue to support our product development efforts with a solid balance sheet, operational improvements, and a creative team that is among the most talented in our industry.”

Conference Call

Take-Two will host a conference call today at 4:30 p.m. Eastern Time to review these results and discuss other topics.  The call can be accessed by dialing (877) 407-0984 or (201) 689-8577.  A live listen-only webcast of the call will be available by visiting http://ir.take2games.com and a replay will be available following the call at the same location.

Non-GAAP Financial Measures

In addition to reporting financial results in accordance with U.S. generally accepted accounting principles (GAAP), the Company uses non-GAAP measures of financial performance that exclude certain non-recurring or non-cash items.  Non-GAAP gross profit, income (loss) from operations, net income (loss) and earnings (loss) per share are measures that exclude certain non-recurring or non-cash items and should be considered in addition to results prepared in accordance with GAAP.  They are not intended to be considered in isolation from, as a substitute for, or superior to, GAAP results.  These non-GAAP financial measures may be different from similarly titled measures used by other companies.

The non-GAAP measures exclude the following items from the Company’s statements of operations:

•                  Business reorganization, restructuring and related expenses

•                  Stock-based compensation

•                  Professional fees and expenses associated with unusual legal and other matters, including the Company’s concluded process to evaluate its strategic alternatives

•                  Income tax effects of the items listed above

In addition, the Company may consider whether other significant non-recurring items that arise in the future should also be excluded from the non-GAAP financial measures it uses.

The Company believes that these non-GAAP financial measures, when taken into consideration with the corresponding GAAP financial measures, are important in gaining an understanding of the Company’s ongoing business. These non-GAAP financial measures also provide for comparative results from period to period.  Therefore, the Company believes it is appropriate to exclude certain items as follows:

Business reorganization, restructuring and related expenses

In March 2007, the Company’s stockholders elected a new slate of members to Take-Two’s Board of Directors, who immediately removed the Company’s former President and Chief Executive Officer. Subsequently, the Company’s former Chief Financial Officer resigned.  As a result of these actions and the implementation of a business reorganization plan, the Company incurred significant costs in the fiscal years ended October 31, 2007 and October 31, 2008 to reduce headcount, relocate employees and consolidate sales and operational functions. These costs were related to severance, asset write-offs and associated professional fees.  As of October 31, 2008, the Company had substantially concluded the reorganization plan.

The Company does not engage in reorganization activities on a regular basis and therefore believes it is appropriate to exclude business reorganization expenses from its non-GAAP financial measures.

Stock-based compensation

The Company does not consider stock-based compensation charges when evaluating business performance and management does not contemplate stock-based compensation expense in its short and long-term operating plans.  The Company places greater emphasis on stockholder dilution than accounting charges when assessing the impact of stock-based equity awards.

Professional fees and expenses associated with unusual legal and other matters, including the Company’s concluded strategic review process

The Company incurred significant legal, consulting and investment banking expenses in the fiscal year ended October 31, 2008 related to the tender offer by Electronic Arts Inc. to acquire all of the Company’s outstanding shares, which was launched in March 2008 and expired in August 2008, and the Company’s related strategic review process which was completed in October 2008.

Additionally, the Company has realized significant legal and other professional fees associated with both the investigation of its historical stock option granting process and the Company’s responses to related governmental inquiries and civil lawsuits. The Company has also incurred legal expenses related to the tender offer by Electronic Arts. One of management’s primary objectives is to bring conclusion to its outstanding legal matters.  The Company continues to incur expenses for professional fees and has accrued for legal settlements that are outside its ordinary course of business. As a result, the Company has excluded such expenses from its non-GAAP financial measures.

EBITDA and Adjusted EBITDA

Earnings (loss) before interest, taxes, depreciation and amortization (“EBITDA”) is a financial measure not calculated and presented in accordance with U.S. GAAP.  Management uses EBITDA adjusted for business reorganization and related expenses (“Adjusted EBITDA”), among other measures, in evaluating the performance of the Company’s business units.  Adjusted EBITDA is also a significant component of the Company’s incentive compensation plans. Adjusted EBITDA should not be considered in isolation from, or as a substitute for, net income/(loss) prepared in accordance with GAAP.

Reclassifications

Certain prior year amounts have been reclassified to conform to current year presentation.

About Take-Two Interactive Software

Headquartered in New York City, Take-Two Interactive Software, Inc. is a global developer, marketer, distributor and publisher of interactive entertainment software games for the PC, PLAYSTATION®3 and PlayStation®2 computer entertainment systems, PSP® (PlayStation®Portable) system, Xbox 360® video game and entertainment system from Microsoft, Wii™ and Nintendo DS™. The Company publishes and develops products through its wholly owned labels Rockstar Games, 2K Games, 2K Sports and 2K Play; and distributes software, hardware and accessories in North America through its Jack of All Games subsidiary. Take-Two’s common stock is publicly traded on NASDAQ under the symbol TTWO. For more corporate and product information please visit our website at www.take2games.com.

All trademarks and copyrights contained herein are the property of their respective holders.

Cautionary Note Regarding Forward-Looking Statements

The statements contained herein which are not historical facts are considered forward-looking statements under federal securities laws and may be identified by words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “plans,” “potential,” “predicts,” “projects,” “seeks,” “will,” or words of similar meaning and include, but are not limited to, statements regarding the outlook for the Company’s future business and financial performance. Such forward-looking statements are based on the current beliefs of our management as well as assumptions made by and information currently available to them, which are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Actual outcomes and results may vary materially from these forward-looking statements based on a variety of risks and uncertainties including: our dependence on key management and product development personnel, our dependence on our Grand Theft Auto products and our ability to develop other hit titles for current generation platforms, the timely release and significant market acceptance of our games, the ability to maintain acceptable pricing levels on our games, our reliance on a primary distribution service provider for a significant portion of our products, our ability to raise capital if needed, risks associated with international operations, and the matters relating to the investigation by a special committee of our board of directors of the Company’s stock option grants and the claims and proceedings relating thereto (including stockholder and derivative litigation and negative tax or other implications for the Company resulting from any accounting adjustments or other factors). Other important factors and information are contained in the Company’s Annual Report on Form 10-K for the fiscal year ended October 31, 2008, in the section entitled “Risk Factors,” as updated in the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended April 30, 2009, and the Company’s other periodic filings with the SEC, which can be accessed at www.take2games.com. All forward-looking statements are qualified by these cautionary statements and apply only as of the date they are made. The Company undertakes no obligation to update any forward-looking statement, whether as a result of new information, future events or otherwise.

# # #

TAKE-TWO INTERACTIVE SOFTWARE, INC. and SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited)

(in thousands, except per share amounts)

	Three months ended July 31,		Nine months ended July 31,
	2009	2008	2009	2008

Net revenue	$138,564	$433,836	$625,096	$1,214,088

Cost of goods sold:
Product costs	80,550	154,362	339,493	487,557
Software development costs and royalties	17,156	45,721	68,470	126,122
Internal royalties	368	51,971	30,498	110,769
Licenses	16,835	7,602	38,951	39,475
Total cost of goods sold	114,909	259,656	477,412	763,923

Gross profit	23,655	174,180	147,684	450,165

Selling and marketing	25,335	42,856	97,153	122,534
General and administrative	29,583	45,678	100,745	126,916
Research and development	13,887	17,239	49,589	47,877
Business reorganization and related	—	1,771	—	2,877
Depreciation and amortization	4,456	6,201	14,342	20,126
Total operating expenses	73,261	113,745	261,829	320,330
Income (loss) from operations	(49,606)	60,435	(114,145)	129,835
Interest and other expense, net	(3,192)	(518)	(2,310)	(865)
Income (loss) before income taxes	(52,798)	59,917	(116,455)	128,970
Provision (benefit) for income taxes	2,675	8,091	(515)	16,919
Net income (loss)	$(55,473)	$51,826	$(115,940)	$112,051

Earnings (loss) per share:
Basic	$(0.72)	$0.68	$(1.51)	$1.50
Diluted	$(0.72)	$0.67	$(1.51)	$1.48

Weighted average shares outstanding:
Basic	76,994	75,866	76,561	74,701
Diluted	76,994	76,975	76,561	75,640

OTHER INFORMATION

	Three months ended July 31,		Nine months ended July 31,
	2009	2008	2009	2008

Total revenue mix
Publishing	69%	88%	67%	81%
Distribution	31%	12%	33%	19%

Geographic revenue mix
North America	74%	54%	75%	65%
International	26%	46%	25%	35%

Publishing revenue platform mix
Microsoft Xbox 360	32%	44%	33%	43%
Nintendo Wii	16%	7%	15%	8%
PC	14%	2%	14%	3%
Sony PLAYSTATION 3	12%	37%	13%	33%
Sony PlayStation 2	12%	5%	9%	8%
Sony PSP	10%	3%	8%	4%
Nintendo DS	4%	2%	8%	1%

TAKE-TWO INTERACTIVE SOFTWARE, INC. and SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands, except per share amounts)

	July 31,	October 31,
	2009	2008
	(Unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$174,789	$280,277
Accounts receivable, net of allowances of $44,412 and $68,448 at July 31, 2009 October 31, 2008, respectively	70,133	157,458
Inventory	63,617	104,235
Software development costs and licenses	142,385	113,436
Prepaid taxes and taxes receivable	8,256	23,763
Prepaid expenses and other	38,894	44,605
Total current assets	498,074	723,774

Fixed assets, net	27,634	32,361
Software development costs and licenses, net of current portion	87,673	61,991
Goodwill	233,605	230,809
Other intangibles, net	23,897	26,123
Other assets	15,515	8,294
Total assets	$886,398	$1,083,352

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$72,351	$156,167
Accrued expenses and other current liabilities	128,441	153,089
Deferred revenue	25,705	56,163
Total current liabilities	226,497	365,419

Long-term debt	138,000	70,000
Income taxes payable	10,540	26,399
Other long-term liabilities	1,311	6,416
Total liabilities	376,348	468,234
Commitments and contingencies

Stockholders’ equity:
Preferred stock, $.01 par value, 5,000 shares authorized	—	—
Common stock, $.01 par value, 150,000 shares authorized; 79,663 and 77,694 shares issued and outstanding at July 31, 2009 and October 31, 2008, respectively	797	777
Additional paid-in capital	603,751	603,579
Retained earnings (accumulated deficit)	(97,665)	18,275
Accumulated other comprehensive income (loss)	3,167	(7,513)
Total stockholders’ equity	510,050	615,118

Total liabilities and stockholders’ equity	$886,398	$1,083,352

TAKE-TWO INTERACTIVE SOFTWARE, INC. and SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited)

(in thousands)

	Nine months ended July 31,
	2009	2008
Operating activities:
Net income (loss)	$(115,940)	$112,051
Adjustments to reconcile net income (loss) to net cash provided by (used for) operating activities:
Amortization and impairment of software development costs and licenses	61,163	104,565
Depreciation and amortization of long-lived assets	14,342	20,126
Amortization and impairment of intellectual property	448	1,632
Stock-based compensation	16,114	31,062
Deferred income taxes	(488)	99
Foreign currency transaction gain and other	(1,898)	1,203
Changes in assets and liabilities, net of effect from purchases of businesses:
Accounts receivable	87,325	(1,417)
Inventory	40,618	27,757
Software development costs and licenses	(111,602)	(115,913)
Prepaid expenses, other current and other non-current assets	18,727	9,474
Deferred revenue	(30,458)	(3,212)
Accounts payable, accrued expenses, income taxes payable and other liabilities	(125,111)	80,421
Total adjustments	(30,820)	155,797
Net cash provided by (used for) operating activities	(146,760)	267,848

Investing activities:
Purchase of fixed assets	(7,788)	(9,026)
Purchases of businesses, net of cash acquired	(500)	(4,037)
Net cash used for investing activities	(8,288)	(13,063)

Financing activities:
Proceeds from exercise of employee stock options	4	25,363
Net payments on line of credit	(70,000)	(18,000)
Proceeds from issuance of Convertible Notes	138,000	—
Purchase of convertible note hedges	(43,592)	—
Issuance of warrants to purchase common stock	26,342	—
Payment of debt issuance costs	(4,833)	(962)
Net cash provided by financing activities	45,921	6,401
Effects of exchange rates on cash and cash equivalents	3,639	(242)
Net increase (decrease) in cash and cash equivalents	(105,488)	260,944
Cash and cash equivalents, beginning of year	280,277	77,757
Cash and cash equivalents, end of period	$174,789	$338,701

TAKE-TWO INTERACTIVE SOFTWARE, INC. and SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited)

(in thousands, except per share amounts)

		Non-GAAP Reconciling Items
	Three months	Professional		Non-GAAP three
	ended July 31,	fees and	Stock-based	months ended July 31,
	2009	legal matters	compensation	2009

Net revenue	$138,564	$—	$—	$138,564

Cost of goods sold:
Product costs	80,550	—	—	80,550
Software development costs and royalties	17,156	—	(631)	16,525
Internal royalties	368	—	—	368
Licenses	16,835	—	—	16,835
Total cost of goods sold	114,909	—	(631)	114,278

Gross profit	23,655	—	631	24,286

Selling and marketing	25,335	—	(501)	24,834
General and administrative	29,583	(421)	(3,054)	26,108
Research and development	13,887	—	(430)	13,457
Business reorganization and related	—	—	—	—
Depreciation and amortization	4,456	—	—	4,456
Total operating expenses	73,261	(421)	(3,985)	68,855
Income (loss) from operations	(49,606)	421	4,616	(44,569)
Interest and other expense, net	(3,192)	—	—	(3,192)
Income (loss) before income taxes	(52,798)	421	4,616	(47,761)
Provision (benefit) for income taxes	2,675	—	—	2,675
Net income (loss)	$(55,473)	$421	$4,616	$(50,436)

Earnings (loss) per share:*
Basic	$(0.72)	$0.01	$0.06	$(0.66)
Diluted	$(0.72)	$0.01	$0.06	$(0.66)

Weighted average shares outstanding
Basic	76,994	76,994	76,994	76,994
Diluted	76,994	76,994	76,994	76,994

EBITDA:
Income (loss) before income taxes	$(52,798)			$(47,761)
Interest	1,928			1,928
Depreciation and amortization	4,456			4,456
EBITDA	$(46,414)			$(41,377)
Add: Business reorganization and related	—			—
Adjusted EBITDA	$(46,414)			$(41,377)

*Basic and diluted earnings (loss) per share may not add due to rounding

TAKE-TWO INTERACTIVE SOFTWARE, INC. and SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited)

(in thousands, except per share amounts)

		Non-GAAP Reconciling Items
	Three months	Business	Professional		Non-GAAP three
	ended July 31,	reorganization	fees and	Stock-based	months ended July 31,
	2008	and related	legal matters	compensation	2008

Net revenue	$433,836	$—	$—	$—	$433,836

Cost of goods sold:
Product costs	154,362	—	—	—	154,362
Software development costs and royalties	45,721	—	—	(3,404)	42,317
Internal royalties	51,971	—	—	—	51,971
Licenses	7,602	—	—	—	7,602
Total cost of goods sold	259,656	—	—	(3,404)	256,252

Gross profit	174,180	—	—	3,404	177,584

Selling and marketing	42,856	—	—	(545)	42,311
General and administrative	45,678	—	(5,379)	(6,922)	33,377
Research and development	17,239	—	—	(1,687)	15,552
Business reorganization and related	1,771	(1,771)	—	—	—
Depreciation and amortization	6,201	—	—	—	6,201
Total operating expenses	113,745	(1,771)	(5,379)	(9,154)	97,441
Income (loss) from operations	60,435	1,771	5,379	12,558	80,143
Interest and other expense, net	(518)	—	—	—	(518)
Income (loss) before income taxes	59,917	1,771	5,379	12,558	79,625
Provision (benefit) for income taxes	8,091	—	—	—	8,091
Net income (loss)	$51,826	$1,771	$5,379	$12,558	$71,534

Earnings (loss) per share:*
Basic	$0.68	$0.02	$0.07	$0.17	$0.94
Diluted	$0.67	$0.02	$0.07	$0.16	$0.93

Weighted average shares outstanding
Basic	75,866	75,866	75,866	75,866	75,866
Diluted	76,975	76,975	76,975	76,975	76,975

EBITDA:
Income (loss) before income taxes	$59,917				$79,625
Interest	(689)				(689)
Depreciation and amortization	6,201				6,201
EBITDA	$65,429				$85,137
Add: Business reorganization and related	1,771				—
Adjusted EBITDA	$67,200				$85,137

*Basic and diluted earnings (loss) per share may not add due to rounding

TAKE-TWO INTERACTIVE SOFTWARE, INC. and SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited)

(in thousands, except per share amounts)

		Non-GAAP Reconciling Items
	Nine months	Professional		Non-GAAP nine
	ended July 31,	fees and	Stock-based	months ended July 31,
	2009	legal matters	compensation	2009

Net revenue	$625,096	$—	$—	$625,096

Cost of goods sold:
Product costs	339,493	—	—	339,493
Software development costs and royalties	68,470	—	(3,679)	64,791
Internal royalties	30,498	—	—	30,498
Licenses	38,951	—	—	38,951
Total cost of goods sold	477,412	—	(3,679)	473,733

Gross profit	147,684	—	3,679	151,363

Selling and marketing	97,153	—	(1,417)	95,736
General and administrative	100,745	(7,126)	(9,000)	84,619
Research and development	49,589	—	(2,018)	47,571
Business reorganization and related	—	—	—	—
Depreciation and amortization	14,342	—	—	14,342
Total operating expenses	261,829	(7,126)	(12,435)	242,268
Income (loss) from operations	(114,145)	7,126	16,114	(90,905)
Interest and other expense, net	(2,310)	—	—	(2,310)
Income (loss) before income taxes	(116,455)	7,126	16,114	(93,215)
Provision (benefit) for income taxes	(515)	—	—	(515)
Net income (loss)	$(115,940)	$7,126	$16,114	$(92,700)

Earnings (loss) per share:*
Basic	$(1.51)	$0.09	$0.21	$(1.21)
Diluted	$(1.51)	$0.09	$0.21	$(1.21)

Weighted average shares outstanding
Basic	76,561	76,561	76,561	76,561
Diluted	76,561	76,561	76,561	76,561

EBITDA:
Income (loss) before income taxes	$(116,455)			$(93,215)
Interest	4,899			4,899
Depreciation and amortization	14,342			14,342
EBITDA	(97,214)			(73,974)
Add: Business reorganization and related	—			—
Adjusted EBITDA	$(97,214)			$(73,974)

*Basic and diluted earnings (loss) per share may not add due to rounding

TAKE-TWO INTERACTIVE SOFTWARE, INC. and SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited)

(in thousands, except per share amounts)

		Non-GAAP Reconciling Items
	Nine months	Business	Professional		Non-GAAP nine
	ended July 31,	reorganization	fees and	Stock-based	months ended July 31,
	2008	and related	legal matters	compensation	2008

Net revenue	$1,214,088	$—	$—	$—	$1,214,088

Cost of goods sold:
Product costs	487,557	—	—	—	487,557
Software development costs and royalties	126,122	—	—	(10,598)	115,524
Internal royalties	110,769	—	—	—	110,769
Licenses	39,475	—	—	—	39,475
Total cost of goods sold	763,923	—	—	(10,598)	753,325

Gross profit	450,165	—	—	10,598	460,763

Selling and marketing	122,534	—	—	(1,926)	120,608
General and administrative	126,916	—	(10,654)	(14,874)	101,388
Research and development	47,877	—	—	(3,664)	44,213
Business reorganization and related	2,877	(2,877)	—	—	—
Depreciation and amortization	20,126	—	—	—	20,126
Total operating expenses	320,330	(2,877)	(10,654)	(20,464)	286,335
Income (loss) from operations	129,835	2,877	10,654	31,062	174,428
Interest and other expense, net	(865)	—	—	—	(865)
Income (loss) before income taxes	128,970	2,877	10,654	31,062	173,563
Provision (benefit) for income taxes	16,919	—	—	—	16,919
Net income (loss)	$112,051	$2,877	$10,654	$31,062	$156,644

Earnings (loss) per share:*
Basic	$1.50	$0.04	$0.14	$0.42	$2.10
Diluted	$1.48	$0.04	$0.14	$0.41	$2.07

Weighted average shares outstanding
Basic	74,701	74,701	74,701	74,701	74,701
Diluted	75,640	75,640	75,640	75,640	75,640

EBITDA:
Income (loss) before income taxes	$128,970				$173,563
Interest	464				464
Depreciation and amortization	20,126				20,126
EBITDA	149,560				194,153
Add: Business reorganization and related	2,877				—
Adjusted EBITDA	$152,437				$194,153

*Basic and diluted earnings (loss) per share may not add due to rounding